The UBS Funds

Summary Prospectus Supplement

•  UBS Total Return Bond Fund

January 3, 2017

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus of the UBS Total Return Bond Fund series (the "Fund") of The UBS Funds, dated October 28, 2016, as follows:

John Dugenske no longer serves as a portfolio manager for the Fund. The remaining portfolio managers will assume Mr. Dugenske's portfolio management responsibilities for the Fund.

Therefore, all references to Mr. Dugenske in the Summary Prospectus are hereby deleted in their entirety.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-866